UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2019

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrA	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Securities for Services

Quarterly Reimbursement under Administrative Services Agreement

On October 31, 2017, Bluerock Residential Growth REIT, Inc. (the “Company”) entered into an Administrative Services Agreement (the “Administrative Services Agreement”) with Bluerock Residential Holdings, L.P. (the “Operating Partnership”), Bluerock TRS Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Operating Partnership (the “OP Sub”), and Bluerock REIT Operator, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “REIT Operator,” and collectively with the Company, the Operating Partnership and the OP Sub, the “Company Parties,” and each, a “Company Party”), and Bluerock Real Estate, L.L.C., a Delaware limited liability company (“BRRE”) and its affiliate, Bluerock Real Estate Holdings, LLC, a Delaware limited liability company (“BREH,” and together with BRRE, the “BRRE Entities”). Pursuant to the Administrative Services Agreement, the BRRE Entities provide the Company with certain human resources, investor relations, marketing, legal and other administrative services (the “Services”) to facilitate the transition of the Company’s management of its operations, and enable the Company to benefit from operational efficiencies created by access to such Services, following the internalization of the Company’s management. Under the Administrative Services Agreement, the BRRE Entities are each entitled to quarterly reimbursement by the Company Parties for all costs incurred in performing the Services (each, a “Quarterly ASA Reimbursement”), the calculation of which is reviewed by the Company’s board of directors (the “Board”), and which is payable either in cash or in long-term incentive plan units of the Operating Partnership (“LTIP Units”), at the election of the Board.

On October 31, 2019, the BRRE Entities provided the Board with the calculation of the Quarterly ASA Reimbursement for the three months ended September 30, 2019. The Board, including its independent directors, having reviewed such calculation, authorized and approved payment of the Quarterly ASA Reimbursement for the three months ended September 30, 2019 entirely in LTIP Units.

The Board, including its independent directors, further approved the issuance by the Operating Partnership to the BRRE Entities, on November 7, 2019 (five business days following October 31, 2019) (the “Issuance Date”), of a number of LTIP Units equal to (i) the dollar amount of the portion of the Quarterly ASA Reimbursement payable in such LTIP Units (calculated by the BRRE Entities as $910,115), divided by (ii) the volume weighted average price per share of the Company’s Class A common stock, $0.01 par value per share, on the NYSE American on the twenty (20) trading days prior to the Issuance Date (the “Q3 ASA Reimbursement LTIP Units”), in payment of the Quarterly ASA Reimbursement.

On the Issuance Date of November 7, 2019, the BRRE Entities calculated, as set forth in the Administrative Services Agreement, that 75,513 Q3 ASA Reimbursement LTIP Units would be issued to the BRRE Entities in payment of the Quarterly ASA Reimbursement, and the Operating Partnership issued 75,513 Q3 ASA Reimbursement LTIP Units to the BRRE Entities in payment thereof.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Q3 ASA Reimbursement LTIP Units to the BRRE Entities in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D. Each of the BRRE Entities has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Q3 ASA Reimbursement LTIP Units shall be fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be settled in shares of the Company’s Class A common stock. The BRRE Entities will be entitled to receive “distribution equivalents” with respect to the Q3 ASA Reimbursement LTIP Units at the time distributions are paid to the holders of the Company’s Class A common stock.

Quarterly Reimbursement under Leasehold Cost-Sharing Agreement

On February 15, 2019, the Company entered into a Leasehold Cost-Sharing Agreement (the “Cost-Sharing Agreement”) with the BRRE Entities with respect to the corporate space subleased by the Company and the BRRE Entities (the “Sublease”) located at 1345 Avenue of the Americas, New York, New York (the “NY Premises”), which serves as the Company’s headquarters. The Sublease permits the Company, the BRRE Entities and certain of their respective subsidiaries and/or affiliates to share occupancy of the NY Premises. The Cost-Sharing Agreement provides for the allocation and sharing between the Company and the BRRE Entities of the costs under the Sublease, including costs associated with tenant improvements (collectively, “Sublease Costs”).

Pursuant to the Cost-Sharing Agreement, the BRRE Entities are entitled to quarterly reimbursement by the Company for the Company’s share of Sublease Costs attributable to such quarter (each, a “Quarterly CSA Reimbursement”), the calculation of which is reviewed by the Board, and which is payable either in cash or in LTIP Units, at the election of the Board.

On October 31, 2019, the BRRE Entities provided the Board with the calculation of the Quarterly CSA Reimbursement for the three months ended September 30, 2019. The Board, including its independent directors, having reviewed such calculation, authorized and approved payment of the Quarterly CSA Reimbursement for the three months ended September 30, 2019 entirely in LTIP Units.

The Board, including its independent directors, further approved the issuance by the Operating Partnership to the BRRE Entities, on the Issuance Date of November 7, 2019, of a number of LTIP Units equal to (i) the dollar amount of the portion of the Quarterly CSA Reimbursement payable in such LTIP Units (calculated by the BRRE Entities as $737,895), divided by (ii) the volume weighted average price per share of the Company’s Class A common stock, $0.01 par value per share, on the NYSE American on the twenty (20) trading days prior to the Issuance Date (the “Q3 CSA Reimbursement LTIP Units”), in payment of the Quarterly CSA Reimbursement.

On the Issuance Date of November 7, 2019, the BRRE Entities calculated, as set forth in the Cost-Sharing Agreement, that 61,224 Q3 CSA Reimbursement LTIP Units would be issued to the BRRE Entities in payment of the Quarterly CSA Reimbursement, and the Operating Partnership issued 61,224 Q3 CSA Reimbursement LTIP Units to the BRRE Entities in payment thereof.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Q3 CSA Reimbursement LTIP Units to the BRRE Entities in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D. Each of the BRRE Entities has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Q3 CSA Reimbursement LTIP Units shall be fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be settled in shares of the Company’s Class A common stock. The BRRE Entities will be entitled to receive “distribution equivalents” with respect to the Q3 CSA Reimbursement LTIP Units at the time distributions are paid to the holders of the Company’s Class A common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: November 8, 2019	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer